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                                  EXHIBIT 23.2


               CONSENT OF MILLER, HAMILTON, SNIDER & ODOM, L.L.C.



                               CONSENT OF COUNSEL


To:  The Colonial BancGroup, Inc.

         We hereby consent to the use in this registration statement of The Colonial BancGroup, Inc., on Form S-8 of our name in this registration statement.



                              /s/ Miller, Hamilton, Snider & Odom, L.L.C.

                              MILLER, HAMILTON, SNIDER & ODOM, L.L.C.

October 5, 2000


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